Exhibit 4.7

REGISTRATION RIGHTS AGREEMENT

among

Asbury Automotive Group, Inc.,

the Guarantors party hereto

and

BofA Securities, Inc.,

as Representative of the Initial Purchasers

Dated as of September 16, 2020

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of September 16, 2020, among Asbury Automotive Group, Inc., a Delaware corporation (the “Company”), the guarantors set forth on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”) and BofA Securities, Inc., on behalf of itself and as representative (the “Representative”) of the several initial purchasers listed on Schedule A to the Purchase Agreement (collectively, the “Initial Purchasers”), each of whom has agreed to purchase from the Company $125.0 million aggregate principal amount of the Company’s 4.50% Senior Notes due 2028 (the “Notes”), fully and unconditionally guaranteed by the Guarantors (the “Guarantees”), pursuant to the Purchase Agreement (as defined below). The Notes and the Guarantees attached thereto are herein together referred to as the “Securities.”

This Agreement is made pursuant to the Purchase Agreement, dated September 16, 2020 (the “Purchase Agreement”), among the Company, the Guarantors and the Representative (i) for the benefit of the Initial Purchasers and (ii) for the benefit of holders from time to time of Transfer Restricted Securities (as defined below), including the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Securities, the Company has agreed to provide the registration rights set forth in this Agreement (which may be provided for by a single registration statement for the Notes for the Notes, the Company’s $125.0 million aggregate principal amount of 4.75% Senior Notes due 2030 being issued concurrently with the Notes as contemplated by the Purchase Agreement, the existing 4.50% Senior Notes due 2028 issued on February 19, 2020 and the existing 4.75% Senior Notes due 2030 issued on February 19, 2020). The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5(g) of the Purchase Agreement.

The parties hereby agree as follows:

SECTION 1. Definitions.    As used in this Agreement, the following capitalized terms shall have the following meanings:

Advice: As defined in Section 6(c) hereof.

Agreement: As defined in the preamble hereto.

Broker-Dealer: Any broker or dealer registered under the Exchange Act.

Business Day: Any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated to be closed.

Commission: The Securities and Exchange Commission.

Company: As defined in the preamble hereto.

Consummate: A registered Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof and (iii) the delivery by the Company to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Transfer Restricted Securities that are validly tendered by Holders thereof pursuant to the Exchange Offer.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Exchange Date: As defined in Section 3(a) hereto.

Exchange Offer: The registration by the Company and the Guarantors under the Securities Act of the Exchange Securities pursuant to a Registration Statement pursuant to which the Company and the Guarantors offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

Exchange Securities: The $125.0 million in aggregate principal amount of the Company’s 4.50% Senior Notes due 2028, of the same series under the Indenture as the Transfer Restricted Securities and the Guarantees issued thereunder, issuable to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement.

FINRA: The Financial Industry Regulatory Authority, Inc.

Guarantees: As defined in the preamble hereto.

Guarantors: As defined in the preamble hereto.

Holders: As defined in Section 2(b) hereof.

Indemnified Holder: As defined in Section 8(a) hereof.

Indenture: The Indenture, dated as of February 19, 2020, by and among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which the Securities are being issued under Section 2.14, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

Initial Purchasers: As defined in the preamble hereto.

Initial Placement: The issuance and sale by the Company of the Securities to the Initial Purchasers pursuant to the Purchase Agreement.

Interest Payment Date: As defined in the Indenture and the Securities.

Notes: As defined in the preamble hereto.

Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

Purchase Agreement: As defined in the preamble hereto.

Registration Default: As defined in Section 5 hereof.

Registration Statement: Any registration statement of the Company relating to (a) an offering of Exchange Securities pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

Securities: As defined in the preamble hereto.

Securities Act: The Securities Act of 1933.

Shelf Registration Statement: As defined in Section 4(a) hereof.

Special Interest: As defined in Section 5 hereof.

Special Interest Payment Date: With respect to the Initial Securities, each Interest Payment Date.

Transfer Restricted Securities: The Securities; provided that the Securities shall cease to be Transfer Restricted Securities on the earliest to occur of (i) the date on which such Security is exchanged by a Person other than a Broker-Dealer for an Exchange Security in the Exchange Offer; (ii) following the exchange by a Broker-Dealer in the Exchange Offer of a Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement; (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; and (iv) the date on which such Security is distributable to the public pursuant to Rule 144 under the Securities Act.

Trust Indenture Act: The Trust Indenture Act of 1939, as amended.

Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2.    Securities Subject to this Agreement.

(a)    Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

(b)    Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.

SECTION 3.    Registered Exchange Offer.

(a)    Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) hereof have been complied with), or there are no Transfer Restricted Securities outstanding, each of the Company and the Guarantors shall (i) cause to be filed with the Commission a Registration Statement under the Securities Act relating to the Exchange Securities and the Exchange Offer, (ii) use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission not later than 270 days after February 19, 2020 (or if such 270th day is not a Business Day, the next succeeding Business Day), (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit the Exchange Offer, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer to be Consummated. Each of the Company and the Guarantors shall use its commercially reasonable efforts to issue on or prior to 30 Business Days, or longer if required by the federal securities laws, after the date on which the Exchange Offer Registration Statement is declared effective by the Commission, Exchange Securities in exchange for all Transfer Restricted Securities validly tendered and not validly withdrawn in the Exchange Offer (the “Exchange Date”); provided, however, that the Company shall not be required to Consummate such Exchange Offer if all of the Securities have been distributed to the public pursuant to Rule 144 under the Securities Act on or before the Exchange Date. The Exchange Offer, if required pursuant to this Section 3(a), shall be on the appropriate form permitting registration of the Exchange Securities to be offered in exchange for the Transfer Restricted Securities and to permit resales of Transfer Restricted Securities held by Broker-Dealers as contemplated by Section 3(c) hereof.

(b)    If an Exchange Offer Registration Statement is required to be filed and declared effective pursuant to Section 3(a) above, the Company and the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Securities and Additional Notes (as defined in the Indenture) shall be included in the Exchange Offer Registration Statement. The Company shall use commercially reasonable efforts to cause the Exchange Offer to be Consummated by the Exchange Date.

(c)    The Company shall indicate in a “Plan of Distribution” or similar section contained in the Prospectus forming a part of a required Exchange Offer Registration Statement that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such “Plan of Distribution” or similar section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” or similar section shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer except to the extent required by the Commission.

Each of the Company and the Guarantors shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for resales of Transfer Restricted Securities acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 90 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Broker-Dealer is no longer required to deliver a Prospectus in connection with market-making or other trading activities.

The Company shall provide sufficient copies of the most recent version of such Prospectus to each Broker-Dealer promptly upon request at any time during such 90-day (or shorter as provided in the preceding paragraph) period in order to facilitate such resales.

Notwithstanding anything in this Section 3 to the contrary, the requirements to file and the requirements to Consummate the Exchange Offer shall terminate at such time as all the Securities have been distributed to the public pursuant to Rule 144 under the Securities Act.

SECTION 4.    Shelf Registration.

(a)    Shelf Registration. If (i) the Company and the Guarantors are not (1) required to file an Exchange Offer Registration Statement or (2) permitted to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy or (ii) any Holder of Transfer Restricted Securities notifies the Company in writing prior to the 20th day following Consummation of the Exchange Offer that: (A) it is prohibited by applicable law or Commission policy from participating in the Exchange Offer, (B) that it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not permitted or available for use in such resales by such Holder during the 90-day (or shorter)

period specified in Section 3 or (C) that it is a Broker-Dealer and owns Securities acquired directly from the Company or an affiliate of the Company that cannot be resold as contemplated by clause (B) above, then, in any case upon such Holder’s written confirmation thereof and request, the Company and the Guarantors shall:

(x)    use their commercially reasonable efforts to cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act (or designate an existing shelf registration statement), which may be an amendment to the Exchange Offer Registration Statement (in either event, the “Shelf Registration Statement”) on or prior to the 60th day after the date such obligation arises (or if such 60th day is not a Business Day, the next succeeding Business Day) or such later date on which the Exchange Offer Registration Statement would have been required to be filed, which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to and in accordance with Section 4(b) hereof; and

(y)    use their commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective (if not effective at the time designated) by the Commission on or before the 120th day after the date such obligation arises (or if such 120th day is not a Business Day, the next succeeding Business Day) or such later date on which the Exchange Offer Registration Statement would have been required to be declared effective.

Each of the Company and the Guarantors shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Transfer Restricted Securities by the Holders of such Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, from the date on which the Shelf Registration Statement is declared effective by the Commission until the expiration of the one-year period from the date of the initial effectiveness of the Shelf Registration Statement (or shorter period that will terminate when all the Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or have been distributed to the public pursuant to Rule 144 under the Securities Act. Notwithstanding anything to the contrary, the requirements to file a Shelf Registration Statement and to have such Shelf Registration Statement become effective and remain effective shall terminate at such time as all of the Securities have been distributed to the public pursuant to Rule 144 under the Securities Act.

(b)    Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 15 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder true and correct in all material respects and not materially misleading.

SECTION 5.    Special Interest. If (i) any of such Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the “Effectiveness Target Date”), (ii) the Company and the Guarantors fail to consummate the Exchange Offer within 30 Business Days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iii) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities (and is not promptly succeeded by a post-effective amendment to such Registration Statement or prospectus supplement that cures such failure and is itself declared effective) during the periods specified in this Agreement (each such event referred to in clauses (i) through (iii), a “Registration Default”), the Company hereby agrees that the interest rate borne by the Transfer Restricted Securities shall be increased by 0.25% per annum during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.25% per annum for each subsequent 90-day period (such increase, “Special Interest”), but in no event shall such increase exceed 1.00% per annum. At the earlier of (i) the cure of all Registration Defaults relating to the particular Transfer Restricted Securities or (ii) the particular Transfer Restricted Securities having been distributed to the public pursuant to Rule 144 under the Securities Act, the interest rate borne by the relevant Transfer Restricted Securities will be reduced to the original interest rate borne by such Transfer Restricted Securities; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Transfer Restricted Securities shall again be increased pursuant to the foregoing provisions.

All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 6.    Registration Procedures

(a)    Exchange Offer Registration Statement. In connection with the Exchange Offer, if required pursuant to Section 3(a) hereof, the Company and the Guarantors shall comply with all of the provisions of Section 6(c) hereof, shall use their commercially reasonable efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with the following provision:

As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the

Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company’s preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley & Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Transfer Restricted Securities acquired by such Holder directly from the Company.

(b)    Shelf Registration Statement. If required pursuant to Section 4, in connection with the Shelf Registration Statement, each of the Company and the Guarantors shall comply with all the provisions of Section 6(c) hereof and shall use its commercially reasonable efforts to effect such registration to permit the sale or resale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto each of the Company and the Guarantors will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

(c)    General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Transfer Restricted Securities by Broker-Dealers), each of the Company and the Guarantors shall:

(i)    use its commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 hereof, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for the resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement or prospectus supplement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its commercially reasonable efforts to cause such amendment to be declared effective or to file such prospectus supplement and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

(ii)    prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold or have been distributed to the public pursuant to Rule 144 under the Securities Act; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holders thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii)    advise the underwriter(s), if any, and selling Holders named in the Registration Statement promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, each of the Company and the Guarantors shall use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(iv)    furnish without charge to each of the Initial Purchasers, each selling Holder named in any Registration Statement, and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (excluding any documents incorporated by reference or any exhibits thereto, unless reasonably requested), which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least two Business Days prior to the filing of any such documents with the Commission, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or

Prospectus to which an Initial Purchaser of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within two Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of an Initial Purchaser or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

(v)    make the Company’s and the Guarantors’ representatives available to underwriter(s) and selling Holders named in the Registration Statement, if any, for customary due diligence matters;

(vi)    make available during normal business hours for inspection solely for due diligence purposes by the Initial Purchasers, the managing underwriter(s), if any, participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such Initial Purchasers or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of each of the Company and the Guarantors and cause the Company’s and the Guarantors’ officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with investors to the extent reasonably requested by the managing underwriter(s), if any; provided, that such Persons shall first agree in writing on reasonable terms with the Company that any non-public information shall be used solely for the purposes of satisfying “due diligence” obligations under the Securities Act and exercising rights under this Agreement and shall be kept confidential for a period of one year by such Persons, unless (A) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (B) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any Prospectus referred to in this Agreement), (C) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such Person, or (D) such information becomes available to any such person from a source other than the Company and such source is not known to such Person to be bound by confidentiality obligations with the Company;

(vii)    if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(viii)    use commercially reasonable efforts to confirm that any ratings then assigned to the Notes will apply to the Transfer Restricted Securities covered by the Registration Statement, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

(ix)    furnish to each Initial Purchaser, each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits, unless such documents are available on the Commission’s EDGAR, or similar, system;

(x)    deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; each of the Company and the Guarantors hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(xi)    in the case of a Shelf Registration Statement, enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith as are customary and appropriate in order to expedite or facilitate the disposition of the Transfer Restricted Securities and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, each of the Company and the Guarantors shall:

(A)    Furnish to each Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings:

(1)    a certificate signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of each of the Company and the Guarantors, confirming customary matters;

(2)    an opinion of counsel to the Company and the Guarantors (which opinion (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the Transfer Restricted Securities being registered) and addressed to each selling Holder and the underwriters, if any, relating to matters customarily covered in opinions requested in sales of securities or underwritten offerings and as may be reasonably requested by such Holders and underwriters; and

(3)    use commercially reasonable efforts to cause a comfort letter or letters to be issued by the Company’s independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters issued to underwriters in connection with primary underwritten offerings;

(B)    if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures of Section 8 hereof with respect to the underwriters and all parties to be indemnified pursuant to said Section or, at the request of any underwriters, in such other form customarily provided to such underwriters in similar types of transactions; provided, however, in such case, such other indemnification provisions and procedures shall control with respect to such registration, and the provisions and procedures set forth in Section 8 hereof shall be of no force or effect with respect to such registration; and

(C)    deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with Section 6(c)(xi)(A) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or any of the Guarantors pursuant to this Section 6(c)(xi), if any.

If at any time after the filing of a Registration Statement and during its effectiveness any of the events described in Sections 6(c)(iii)(C) or (D) should occur, the Company or the Guarantors shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

(xii)    prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders identified in the Registration Statement, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject;

(xiii)    to the extent permitted by law and the Indenture, use commercially reasonable efforts to issue, upon the request of any Holder of Transfer Restricted Securities covered by the Shelf Registration Statement, Exchange Securities having an aggregate principal amount equal to the aggregate principal amount of Transfer Restricted Securities surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Securities to be registered in the name of such

Holder or in the name of the purchaser(s) of such Securities, as the case may be; in return, the Transfer Restricted Securities held by such Holder shall be surrendered to the Company for cancellation;

(xiv)    to the extent Transfer Restricted Securities are held in certificated form, use commercially reasonable efforts to cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such Holders or underwriter(s);

(xv)    use commercially reasonable efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in Section 6(c)(xii) hereof;

(xvi)    if any fact or event contemplated by Section 6(c)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading;

(xvii)    provide a CUSIP number for all Securities not later than the effective date of the Registration Statement covering such Securities and provide the Trustee under the Indenture with printed certificates for such Securities which are in a form eligible for deposit with the Depository Trust Company and take all other action necessary to ensure that all such Securities are eligible for deposit with the Depository Trust Company;

(xviii)    cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of FINRA;

(xix)    otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement;

(xx)    cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use its commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

(xxi)    in the case of a Shelf Registration, use commercially reasonable efforts to cause all Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system, if any, similar then outstanding Securities having been issued by the Company are then listed, if reasonably requested by the Holders of a majority in aggregate principal amount of Securities then named in such Shelf Registration or the managing underwriter(s), if any; and

(xxii)    if not publicly available on the Commission’s EDGAR, or similar, system, provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice; provided, however, that no such extension shall be taken into account in determining whether Special Interest is due pursuant to Section 5 hereof or the amount of such Special Interest, it being agreed that the Company’s option to suspend use of a Registration Statement pursuant to this paragraph shall be treated as a Registration Default for purposes of Section 5 hereof. Each Holder agrees to hold in confidence the fact that it has received notice pursuant to this paragraph and any communication related thereto.

SECTION 7.    Registration Expenses.

(a)    All expenses incident to the Company’s and the Guarantors’ performance of or compliance with this Agreement will be borne by the Company and the Guarantors, jointly and severally, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with FINRA (and, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel that may be required by the rules and regulations of FINRA)); (ii) all fees and expenses of compliance with federal securities and state securities or blue sky laws; (iii) all expenses of printing (including printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantors and, subject to Section 7(b) hereof, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Exchange Securities on a securities exchange or automated quotation system pursuant to the requirements thereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

Each of the Company and the Guarantors will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.

(b)    In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company and the Guarantors, jointly and severally, will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the “Plan of Distribution” contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.    Indemnification.

(a)    The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, directly or indirectly caused by, related to, based upon, arising out of or in connection with (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or any free writing prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein. This indemnity shall be in addition to any liability which the Company or any of the Guarantors may otherwise have.

In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantors in writing; provided, however, that the failure to give such notice shall not relieve any of the Company or the Guarantors of its obligations pursuant to this Agreement, except to the extent that the Company or any Guarantor, as applicable, was materially prejudiced (through the forfeiture of substantive rights and defenses) as a result of such failure or delay; provided, however, that the foregoing shall not relieve the Company or any Guarantor from any liability that the Company or any Guarantor may have to an Indemnified Holder other than under this Section 8. Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as such fees and expenses are reasonably incurred, by the Company and the Guarantors (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Company and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Company and the Guarantors shall be liable for any settlement of any such action or proceeding effected with the Company’s and the Guarantors’ prior written consent, which consent shall not be withheld unreasonably, and each of the Company and the Guarantors agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company and the Guarantors, except to the extent set forth in Section 8(b). The Company and the Guarantors shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(b)    Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors and their respective directors, officers, attorneys-in-fact, partners, employees, representative or agents who sign a Registration Statement, and any Person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company or any of the Guarantors, and the respective officers, directors, partners, employees, representatives and agents of each such Person, to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company, the Guarantors or their respective directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the Guarantors, and the Company, the Guarantors, their respective directors and officers and such controlling person shall have the rights and duties given to each Holder by the preceding paragraph.

(c)    If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or (b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from the Initial Placement (which in the case of the Company and the Guarantors shall be deemed to be equal to the total gross proceeds to the Company and the Guarantors from the Initial Placement), the amount of Special Interest which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities, judgments actions or expenses, and such Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Company and the Guarantors, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any of the Guarantors, on the one hand, or the Indemnified Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Initial Securities held by each of the Holders hereunder and not joint.

SECTION 9.    Rule 144A.

Each of the Company and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available (including via EDGAR) to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Securities Act.

SECTION 10.    Participation in Underwritten Registrations.

No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11.    Selection of Underwriters.

The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker(s) and managing underwriter(s) that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, however, that such investment banker(s) and managing underwriter(s) must be reasonably satisfactory to the Company.

SECTION 12.    Miscellaneous.

(a)    Remedies. Each of the Company and the Guarantors hereby agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)    No Inconsistent Agreements. Each of the Company and the Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s or any of the Guarantors’ securities under any agreement in effect on the date hereof.

(c)    Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has (i) in the case of Section 5 hereof and this Section 12(c)(i), obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding any Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided, however, that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

(d)    Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier or air courier guaranteeing overnight delivery:

(i)    if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

(ii)    if to the Company:

Asbury Automotive Group, Inc.

2905 Premiere Parkway NW, Suite 300

Duluth, Georgia 30097

Facsimile: (770) 418-8298

Attention: Matthew Pettoni

With a copy to:

Jones Day

1420 Peachtree Street, N.E., Suite 800

Atlanta, Georgia 30309

Facsimile: (404) 581-8330

Attention: Joel T. May, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

(e)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

(f)    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)    Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

(i)    Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(j)    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ASBURY AUTOMOTIVE GROUP, INC.

By ASBURY AUTOMOTIVE GROUP, INC., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Vice President & Treasurer

ASBURY AUTOMOTIVE GROUP L.L.C.

By ASBURY AUTOMOTIVE GROUP, INC., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Vice President & Treasurer

AF MOTORS, L.L.C.

ASBURY DELAND HUND, LLC

By ASBURY AUTOMOTIVE DELAND, L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ARKANSAS AUTOMOTIVE SERVICES, L.L.C.

ASBURY AUTOMOTIVE ARKANSAS L.L.C.

ASBURY AUTOMOTIVE ATLANTA II L.L.C.

ASBURY AUTOMOTIVE ATLANTA L.L.C.

ASBURY AUTOMOTIVE FRESNO L.L.C.

ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.

ASBURY AUTOMOTIVE MANAGEMENT L.L.C.

ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.

ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.

ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.

ASBURY AUTOMOTIVE OREGON L.L.C.

[Signature page to Registration Rights Agreement (2028 Notes)]

ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.

ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.

ASBURY AUTOMOTIVE ST. LOUIS, L.L.C.

ASBURY AUTOMOTIVE TAMPA GP L.L.C.

ASBURY AUTOMOTIVE TEXAS L.L.C.

ASBURY AUTOMOTIVE WEST, LLC

ATLANTA REAL ESTATE HOLDINGS L.L.C.

FLORIDA AUTOMOTIVE SERVICES L.L.C.

MID-ATLANTIC AUTOMOTIVE SERVICES, L.L.C.

MISSISSIPPI AUTOMOTIVE SERVICES, L.L.C.

MISSOURI AUTOMOTIVE SERVICES, L.L.C.

Q AUTOMOTIVE GROUP L.L.C.

SOUTHERN ATLANTIC AUTOMOTIVE SERVICES, L.L.C.

TEXAS AUTOMOTIVE SERVICES, L.L.C.

By ASBURY AUTOMOTIVE GROUP L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY AR NISS L.L.C.

NP FLM L.L.C.

NP MZD L.L.C.

NP VKW L.L.C.

PREMIER NSN L.L.C.

PREMIER PON L.L.C.

PRESTIGE BAY L.L.C.

PRESTIGE TOY L.L.C.

By ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY ARLINGTON MB, LLC

ASBURY AUSTIN JLR, LLC

ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.

ASBURY DALLAS BEN, LLC

ASBURY DALLAS KAR, LLC

[Signature page to Registration Rights Agreement (2028 Notes)]

ASBURY DALLAS MAS, LLC

ASBURY DALLAS MB, LLC

ASBURY DALLAS MCL, LLC

ASBURY DALLAS POR, LLC

ASBURY DALLAS RR, LLC

ASBURY DALLAS VOL, LLC

ASBURY DFW JLR, LLC

ASBURY FORT WORTH MB, LLC

ASBURY FT. WORTH FORD, LLC

ASBURY GRAPEVINE LEX, LLC

ASBURY PLANO LEX, LLC

ASBURY TEXAS D FSKR, L.L.C.

ASBURY TEXAS H FSKR, L.L.C.

ASBURY TX AUCTION, LLC

MCDAVID AUSTIN-ACRA L.L.C.

MCDAVID FRISCO-HON L.L.C.

MCDAVID GRANDE L.L.C.

MCDAVID HOUSTON-HON, L.L.C.

MCDAVID HOUSTON-NISS, L.L.C.

MCDAVID IRVING-HON, L.L.C.

MCDAVID OUTFITTERS, L.L.C.

MCDAVID PLANO-ACRA, L.L.C.

By ASBURY AUTOMOTIVE TEXAS L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY ATLANTA AC L.L.C.

ASBURY ATLANTA AU L.L.C.

ASBURY ATLANTA BM L.L.C.

ASBURY ATLANTA CHEVROLET L.L.C.

ASBURY ATLANTA HON L.L.C.

ASBURY ATLANTA INF L.L.C.

ASBURY ATLANTA INFINITI L.L.C.

ASBURY ATLANTA JAGUAR L.L.C.

ASBURY ATLANTA NIS II, LLC

ASBURY ATLANTA NIS L.L.C.

ASBURY ATLANTA VB L.L.C.

ASBURY ATLANTA VL L.L.C.

ASBURY SOUTH CAROLINA REAL ESTATE HOLDINGS L.L.C.

By ASBURY AUTOMOTIVE ATLANTA L.L.C., its sole member

/s/ Matthew Pettoni

[Signature page to Registration Rights Agreement (2028 Notes)]

Name: Matthew Pettoni

Title:    Treasurer

ASBURY ATLANTA CHEV, LLC

ASBURY ATLANTA FORD, LLC

ASBURY ATLANTA HUND L.L.C.

ASBURY ATLANTA K L.L.C.

ASBURY ATLANTA LEX L.L.C.

ASBURY ATLANTA TOY 2 L.L.C.

ASBURY ATLANTA TOY L.L.C.

ASBURY GEORGIA TOY, LLC

ASBURY SC JPV L.L.C.

ASBURY SC LEX L.L.C.

ASBURY SC TOY L.L.C.

By ASBURY AUTOMOTIVE ATLANTA II L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.

By ASBURY AUTOMOTIVE ARKANSAS L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.

ASBURY AUTOMOTIVE DELAND, L.L.C.

ASBURY DELAND IMPORTS 2, L.L.C.

ASBURY JAX AC, LLC

ASBURY JAX FORD, LLC

ASBURY JAX HON L.L.C.

ASBURY JAX K L.L.C.

ASBURY JAX MANAGEMENT L.L.C.

ASBURY JAX VW L.L.C.

COGGIN CARS L.L.C.

COGGIN CHEVROLET L.L.C.

CSA IMPORTS L.L.C.

KP MOTORS L.L.C.

[Signature page to Registration Rights Agreement (2028 Notes)]

By ASBURY AUTOMOTIVE JACKSONVILLE, L.P., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.

By ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.

CAMCO FINANCE II L.L.C.

CROWN CHH L.L.C.

CROWN CHO L.L.C.

CROWN CHV L.L.C.

CROWN FDO L.L.C.

CROWN FFO HOLDINGS L.L.C.

CROWN GAC L.L.C.

CROWN GBM L.L.C.

CROWN GCA L.L.C.

CROWN GDO L.L.C.

CROWN GHO L.L.C.

CROWN GNI L.L.C.

CROWN GPG L.L.C.

CROWN GVO L.L.C.

CROWN MOTORCAR COMPANY L.L.C.

CROWN PBM L.L.C.

CROWN RIA L.L.C.

CROWN RIB L.L.C.

CROWN SJC L.L.C.

CROWN SNI L.L.C.

By ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C., its sole member

[Signature page to Registration Rights Agreement (2028 Notes)]

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY CH MOTORS L.L.C.

BFP MOTORS L.L.C.

CFP MOTORS L.L.C.

CH MOTORS L.L.C.

CN MOTORS L.L.C.

CP-GMC MOTORS L.L.C.

HFP MOTORS L.L.C.

By COGGIN AUTOMOTIVE CORP., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY FRESNO IMPORTS L.L.C.

ASBURY NO CAL NISS L.L.C.

ASBURY SACRAMENTO IMPORTS L.L.C.

By ASBURY AUTOMOTIVE FRESNO L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY IN CBG, LLC

ASBURY IN CDJ, LLC

ASBURY IN CHEV, LLC

ASBURY IN FORD, LLC

ASBURY IN HON, LLC

ASBURY IN TOY, LLC

ASBURY INDY CHEV, LLC

ASBURY ST. LOUIS CADILLAC L.L.C.

ASBURY ST. LOUIS FSKR, L.L.C.

ASBURY ST. LOUIS LR L.L.C.

ASBURY ST. LOUIS M L.L.C.

[Signature page to Registration Rights Agreement (2028 Notes)]

By ASBURY AUTOMOTIVE ST. LOUIS, L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY MS CHEV L.L.C.

ASBURY MS GRAY-DANIELS L.L.C.

ESCUDE-NN L.L.C.

ESCUDE-NS L.L.C.

ESCUDE-T L.L.C.

By ASBURY AUTOMOTIVE MISSISSIPPI L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY SO CAL DC L.L.C.

ASBURY SO CAL HON L.L.C.

ASBURY SO CAL NISS L.L.C.

By ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY ST. LOUIS LEX L.L.C.

By ASBURY AUTOMOTIVE ST. LOUIS II L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

[Signature page to Registration Rights Agreement (2028 Notes)]

ASBURY TAMPA MANAGEMENT L.L.C.

JC DEALER SYSTEMS, LLC

By ASBURY AUTOMOTIVE TAMPA, L.P., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY-DELAND IMPORTS, L.L.C.

By ASBURY DELAND IMPORTS 2, L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

CK CHEVROLET L.L.C.

CK MOTORS LLC

By ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

CROWN FFO L.L.C.

By CROWN FFO HOLDINGS L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

Q AUTOMOTIVE BRANDON FL, LLC

Q AUTOMOTIVE CUMMING GA, LLC

Q AUTOMOTIVE FT. MYERS FL, LLC

Q AUTOMOTIVE HOLIDAY FL, LLC

Q AUTOMOTIVE JACKSONVILLE FL, LLC

Q AUTOMOTIVE KENNESAW GA, LLC

Q AUTOMOTIVE ORLANDO FL, LLC

[Signature page to Registration Rights Agreement (2028 Notes)]

Q AUTOMOTIVE TAMPA FL, LLC

By Q AUTOMOTIVE GROUP L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

THOMASON DAM L.L.C.

THOMASON FRD L.L.C.

THOMASON HUND L.L.C.

THOMASON PONTIAC-GMC L.L.C.

By ASBURY AUTOMOTIVE OREGON L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

CROWN ACURA/NISSAN, LLC

By ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

CROWN HONDA, LLC

By ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C., its sole member

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

[Signature page to Registration Rights Agreement (2028 Notes)]

AVENUES MOTORS, LTD.

C & O PROPERTIES, LTD.

CHO PARTNERSHIP, LTD.

By ASBURY JAX MANAGEMENT L.L.C., its general partner

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ANL, L.P.

ASBURY JAX HOLDINGS, L.P.

BAYWAY FINANCIAL SERVICES, L.P.

COGGIN MANAGEMENT, L.P.

By ASBURY JAX MANAGEMENT L.L.C., its general partner

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY AUTOMOTIVE BRANDON, L.P.

TAMPA HUND, L.P.

TAMPA KIA, L.P.

TAMPA LM, L.P.

TAMPA MIT, L.P.

WMZ MOTORS, L.P.

WTY MOTORS, L.P.

By ASBURY TAMPA MANAGEMENT L.L.C., its general partner

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

[Signature page to Registration Rights Agreement (2028 Notes)]

ASBURY AUTOMOTIVE JACKSONVILLE, L.P.

By ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C., its general partner

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

ASBURY AUTOMOTIVE TAMPA, L.P.

By ASBURY AUTOMOTIVE TAMPA GP L.L.C., its general partner

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

PLANO LINCOLN-MERCURY, INC.

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

THOMASON AUTO CREDIT NORTHWEST, INC.

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

COGGIN AUTOMOTIVE CORP.

PRECISION COMPUTER SERVICES, INC.

PRECISION ENTERPRISES TAMPA, INC.

PRECISION INFINITI, INC.

PRECISION MOTORCARS, INC.

PRECISION NISSAN, INC.

/s/ Matthew Pettoni

Name: Matthew Pettoni

Title:    Treasurer

[Signature page to Registration Rights Agreement (2028 Notes)]

ASBURY CO CDJR, LLC

ASBURY CO SUB, LLC

By ASBURY AUTOMOTIVE WEST, LLC, its sole member

/s/ David W. Hult

Name: David W. Hult

Title:    President & Chief Executive Officer

[Signature page to Registration Rights Agreement (2028 Notes)]

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

BOFA SECURITIES, INC.

Acting on behalf of itself and as the Representative of the several Initial Purchasers

By:	BofA Securities, Inc.

By:	/s/ Aashish Dhakad
Name: Aashish Dhakad
Title: Managing Director

[Signature page to Registration Rights Agreement (2028 Notes)]